Stewart Information Services Corporation

Investor Presentation – Fall 2014

STC
NYSE

stewart

Forward-looking Statements

Certain statements in this news release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and often address our expected future business and financial performance. These statements often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "will," "foresee" or other similar words. Forward-looking statements by their nature are subject to various risks and uncertainties that could cause our actual results to be materially different than those expressed in the forward-looking statements. These risks and uncertainties include, among other things, the tenuous economic conditions; adverse changes in the level of real estate activity; changes in mortgage interest rates, existing and new home sales, and availability of mortgage financing; our ability to respond to and implement technology changes, including the completion of the implementation of our enterprise systems; the impact of unanticipated title losses on the need to strengthen our policy loss reserves; any effect of title losses on our cash flows and financial condition; the impact of vetting our agency operations for quality and profitability; changes to the participants in the secondary mortgage market and the rate of refinancings that affect the demand for title insurance products; regulatory non-compliance, fraud or defalcations by our title insurance agencies or employees; our ability to timely and cost-effectively respond to significant industry changes and introduce new products and services; the outcome of pending litigation; the impact of changes in governmental and insurance regulations, including any future reductions in the pricing of title insurance products and services; our dependence on our operating subsidiaries as a source of cash flow; the continued realization of expense savings from our continual focus on aligning our operations to quickly adapt our costs to transaction volumes and market conditions; our ability to access the equity and debt financing markets when and if needed; our ability to grow our international operations; and our ability to respond to the actions of our competitors. These risks and uncertainties, as well as others, are discussed in more detail in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013, our quarterly reports on Form 10-Q, and our Current Reports on Form 8-K. We expressly disclaim any obligation to update any forward-looking statements contained in this news release to reflect events or circumstances that may arise after the date hereof, except as may be required by applicable law.

Non-GAAP Disclosures

This presentation may contain certain financial measures that are not presented in accordance with generally accepted accounting principles (GAAP), including but not limited to, losses and litigation expenses arising from non-predictable title losses and adjusted pretax title margin, which is adjusted to exclude net realized investment gains or losses and reserve adjustments. Although these exclusions represent actual gains, losses or expenses to the Company, they may mask the periodic income and financial and operating trends associated with the Company's business. The Company is presenting these non-GAAP financial measures because they provide the Company's management and investors with additional insight into the operational performance of the Company relative to earlier periods and relative to the Company's competitors. The Company does not intend for these non-GAAP financial measures to be a substitute for any GAAP financial information. In this presentation these non-GAAP financial measures have been presented with, and reconciled to, the most directly comparable GAAP financial measures. Investors should use these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures.

Investment Highlights

- Significant market share (12.7% 1H14 according to the *American Land Title Association®*) in $12+ billion domestic title insurance industry with diversified real estate services business that includes non-regulated cash flows
- Well positioned to capitalize on further strengthening of the real estate market and heightened regulatory environment
- Corporate focus on profitable growth, fixed cost reduction and margin expansion (five year strategic transformation continues through 2016)
- Title losses returning to historical average loss ratios
- Solid balance sheet with limited leverage
- A- financial strength rating from both Fitch and AM Best

Strategic Priorities

- Lead the market in providing compliant, trusted and tailored real estate services in concert with changing regulatory environment
- Expand commercial market share
- Repositioning Mortgage Services to excel in a normalized real estate market
- Expanding footprint of Direct Operations, primarily in western states
- Continue rationalizing title production costs through standardization, automation, and centralization
- Integrate recent acquisitions with goal of having full, run-rate accretion in 2016
- Maintain a strong balance sheet with a conservative debt-to-equity level not to exceed 20%

Title Insurance – Overview

Residential

- Provide independent, third-party closing and settlement services
- Search, examine and insure the condition of the title to real estate property, providing security of ownership to homeowners and reduced liability to lenders
- Direct Operations through more than 500 issuing offices and Agency Operations through approximately 3,000 independent issuing agencies

Commercial

- Significant experience and underwriting expertise in major markets poised for future growth
- Growing commercial market offers cyclical diversity from residential real estate trends
- Fitch upgraded Stewart's Insurer Financial Strength (IFS) rating to A- from BBB+ (Outlook Stable) in August 2013, and A.M. Best upgraded Stewart's Financial Strength rating to A- from B++ (Outlook Stable) in May 2014

International

- #1 market share in Canadian markets served and presence in the U.K., Continental Europe, Australia, Latin America, Mexico, and the Caribbean
- Global footprint enables single point of contact for international commercial markets

Title Insurance – Market Share Map



13%
6.7%
9.9%
15.4%
31.2%
20.1%
19.6%
15.5%
12.9%
10.6%
6.2%
5.9%
17%
11.7%
11.2%
11.7%
5.2%
10.7%
11.9%
7.1%
10.7%
6.8%
11.5%
8.4%
16.1%
7%
17.3%
12.7%
22.1%
13.3%
5.6%
17%
15.4%
9.4%
17.7%
10.9%
12.2%
5.4%
34.5%
5.6%
4.7%
16.2%
23.1%
18%
11.7%
9%
12%
12.4%
13.5%
12.8%
3.7%
National Market Share – 12.7%
Greater Than
Less Than

Source: American Land Title Association, 1H14 Market Share by Family Company and State

Title Insurance – Direct Revenues and Orders

Trailing 12 Months – $ Millions



Revenue
Orders
$1,200
$1,000
$800
$600
$400
$200
$0
1,100,000
900,000
700,000
500,000
300,000
100,000
-100,000
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Direct Title Revenue
Open Orders
Closed Files

STC NYSE

stewart

Title Insurance – Loss Ratio by Policy Year

Actuarial Claims as a % of Net Statutory Premiums Written – U.S. Operations Only



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Claims Paid
Stewart
First American
Fidelity National

Source: ALTA®, Family-Company Aggregates

Title Insurance – GAAP Loss Provision Ratios

Quarterly Title Loss Provision Ratios – Includes Prior Year True-ups



30%
25%
20%
15%
10%
5%
0%
2007
2008
2009
2010
2011
2012
2013
2014
Fidelity National
First American
Stewart

Source: Company press releases and SEC filings

Agency Network – Overview

- Focus on quality and profitability over market share growth
- Leading the industry in assisting independent agencies prepare for CFPB and other regulatory compliance
- Average annual remittance per agency continues to increase while the key profitability driver (policy loss ratio) continues to decrease
- Emphasis on capturing a higher percentage of business from current agencies and signing new, high-quality agencies in states with conditions favorable for increasing profitability
- Differences in independent agency retention rates largely driven by geography:

	STC	FNF	FAF
Overall Retention Rate	81.2%	78.4%	79.7%
Difference from STC		-2.8%	-1.5%
Excluding Florida and California (using STC Retention Rates)	81.4%	83.9%	87.5%
Difference from STC		2.5%	6.1%

Source: Form 9 filings for respective underwriters for year ended December 31, 2013.
STC retention rates were used in the calculations because competitor rates are not included in SEC or statutory filings.

Agency Network – Revenues Net of Retention

Trailing 12 Months – $ Millions


Net Revenue
Number of Independent Agents
$250
$200
$150
$100
$50
$0
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2008
2009
2010
2011
2012
2013
2014
Net Agency Revenues
Independent Agents

Note: Number of independent agencies based on number of contractual relationships rather than number of physical locations of agencies.

Mortgage Services – Overview

Business Lines

- ***Origination/Home Equity:*** Title services, valuation services, origination support, underwriting support, post closing solutions, quality control and audit services
- ***Servicing Support:*** Component servicing, loss mitigation, collections, call center, military servicing and REO asset management
- ***Capital Markets/Investor Services:*** Servicer performance management, loan file review and due diligence, regulatory compliance evaluation, consulting and securitization solutions
- ***Real Estate Technology:*** Title production systems, web-based title search tools, and County recorder automation and eRecording technology for county courthouses

Strategy

- Provide high-value-add services to the mortgage market by leveraging our expertise in high quality, tailored, and on-demand outsourcing
- Provide diverse suite of services in a scalable and compliant model for large financial services institutions
- Combine onshore and offshore processing operations to provide cost effective and operationally efficient solutions
- Leverage extensive industry expertise and dedication to regulatory compliance

Long-term Target

- Corporate goal of achieving 25% of revenue – net of agent retention – from mortgage services

Mortgage Services – Core Products

Title Insurance	Stewart	Fidelity Title	First American Title	Old Republic Title
Underwriting	✓	✓	✓	✓
Escrow	✓	✓	✓	✓
Centralized Title Solutions	✓	✓	✓	✓
REO and Default Title Solutions	✓	✓	✓	✓
Title Curative	✓	✓	✓	✓
Loan Origination Services				
Valuation Solutions	✓	✓	✓	✓
Post Closing Support	✓		✓	
Loan Quality Control	✓		✓	
Capital Market Solutions				
Servicing Oversight	✓			
Servicing Quality Control	✓		✓	
Credit and Compliance Reviews	✓		✓	
Regulatory Compliance	✓		✓	
Securitization Support	✓			
Component Servicing				
Collections and Call Center	✓	✓		
Military Servicing	✓			
Document Management	✓	✓		
Loss Mitigation	✓	✓		
Reo Management	✓	✓		✓

Capital Priorities

Underwriter

- Continue to strengthen $500+ million in statutory surplus by growing at sufficient pace to keep up with market price appreciation and increased deal size participation
- Maintain liquidity ratio (liquid assets-to-liabilities) of at least 1.0x – *liquidity ratio of .95x as of 2Q14*

Business Model

- Look to increase direct residential and commercial title operations' presence in top 30 MSAs where Stewart's market share is below its national market average
- Once recent transactions are fully integrated, consider strategic, tuck-in acquisitions that strengthen the company's suite of mortgage services products/ services in light of uncertain regulatory environment and need to remain up-to-date with large lender needs

Other

- $70 million share repurchase program to be completed by year-end 2015
- Will continue to assess methods by which capital is allocated; including increasing the annual dividend and accretive acquisitions

First Half 2014 and Full Year 2013 Highlights

- Pretax loss of $7.8 million in 1H14 and pretax earnings of $101.1 million in full year 2013
- Net loss attributable to Stewart of $6.2 million in 1H14 (-$0.27 per share) and net earnings attributable to Stewart of $63.0 million in 2013 ($2.60 per share); of note, 2013 benefited from the release of a deferred tax asset valuation allowance of $10.3 million ($0.42 per share)
- Operating revenues decreased $104.7 million (-11.2%) in 1H14 from the same period in 2013; operating revenues increased $17.6 million for the full year 2013 (+1.3%) from full year 2012
- Title revenues were down $93.0 million (-10.7%) in 1H14 from the same period in 2013. Title revenues increased $65.5 million for the full year 2013 (+3.8%) from full year 2012

Revenues and Pretax Earnings Trends

$ Millions



Revenue
Pretax Earnings
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
$500
$400
$300
$200
$100
$0
-$100
-$200
-$300
2006
2007
2008
2009
2010
2011
2012
2013
Total Revenues
Pretax Earnings

Matt Morris
CEO

Allen Berryman
CFO

Nat Otis
SVP, Financial Planning and Strategic Analysis
Director of Investor Relations
nat.otis@stewart.com
713.625.8360 direct
800.729.1900, ext. 8360 toll free

Ted Jones, PhD
Senior Vice President
Chief Economist
ted@stewart.com
713.625.8014 direct
800.729.1900, ext. 8014 toll free

Stewart Information Services Corporation

Appendix

SISCO Organizational Structure



SISCO
STG
STIC
STL (UK)
STG Mexico
STC
SLS
Title Offices
Other Non-Title

Market Conditions

- Home prices continue to increase – 5% increase in home prices equates to a 3.5%+ increase in revenue per transaction
- Commercial real estate market remains solid
- Interest rates remain at historically low levels
- HARP extension to 2015
- Full benefit of 2013 state pricing increases seen in 2014
- Market returning to greater seasonality
- Housing inventory declining in many markets
- Refinancing activity declining even though HARP extended to 2015
- Heightened regulatory uncertainty given Dodd-Frank and CFPB
- Job growth rates remain muted even as macro trends improve

U.S. Existing Housing Sales

National Association of Realtors Seasonally Adjusted Annualized Rate – $ Millions



8
7
6
5
4
3
2
1
0
Normal Market
Bubble
Last Normal Market 2002
Fannie Mae® Forecast
$8,000 Tax Credit
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: National Association of Realtors and Fannie Mae

STC NYSE

stewart

Residential Lending Vs. Industry Premiums



$ Trillions
$ Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2011-2014 Lending Likely Understates Title Revenues Due to Elevated Cash Sales
Fannie Mae® Forecast
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15
Effective Lending
Statutory Title Premiums

Effective Lending = Purchase Lending + 60 Percent of Refinance Lending
Data Sources: Lending = Fannie Mae®, Title Premiums = CDS Research, Demotech and ALTA

Balance Sheet – June 30, 2014

Assets	$ thousands
Cash & Cash Equivalents	150,376
Investments - Statutory Reserve Funds	427,776
Investments - Other	180,259
Other Assets	316,778
Goodwill & Intangibles	284,749
Total Assets	1,359,938
Liabilities	
Debt	92,618
Loss Reserves	494,066
Other Liabilities	109,693
Total Liabilities	696,377
Noncontrolling Interests	7,225
Equity	
Total Shareholders' Equity	656,336
Total Liabilities and Shareholders' Equity	
Total Liabilities and Shareholders' Equity	1,359,938

Ratios	
Return on Equity, TTM*	4.0%
Debt-to-Equity	14.0%
Debt-to-Capital	12.2%
Book Value	**Per Share**
Book Value/Share	$29.57
Tangible Book Value/Share	$16.88
Statutory	**$ thousands**
Surplus	515,769
Liquidity Ratio	.95x
Premium Leverage	2.41x

* *ROE for periods above include effect of non-recurring tax benefit of $10.3 million in 4Q 2013.*

STC NYSE

stewart

Title Revenues by Regulatory Oversight

Stewart Family 2013


File and Wait
1%
No Filing
Required
11%
File and Use
31%
Promulgated
23%
Foreign
10%
Rating
Bureau
24%

Title Industry 2013


File and Wait
2%
No Filing
Required
13%
File and Use
38%
Promulgated
23%
Rating
Bureau
22%
Foreign
2%

Source: Form 9 filings (Schedule T) as compiled by ALTA